Exhibit 99.2
First Quarter 2008 Supplemental Financial Report
Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
March 31, 2008

TOC

Quarterly Supplemental Disclosure
March 31, 2008
Company Information
First Potomac Realty Trust is a self-managed, self-administered real estate investment trust that focuses on owning, developing, redeveloping and operating industrial properties and business parks in the Washington, D.C. metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value.

Corporate Headquarters	7600 Wisconsin Avenue	Investor Relations	Tripp Sullivan
	11th Floor		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass Chief Financial Officer (301) 986-9200 bbass@first-potomac.com
Web Site	www.first-potomac.com
Note that certain figures are rounded to the nearest thousand throughout this document which may impact footing and/or crossfooting of subtotals and totals.

Quarterly Supplemental Disclosure
March 31, 2008
RECONCILIATION OF EBITDA TO NET INCOME
(unaudited, dollars in thousands)
(percentages are representative of total revenues)

	Three Months Ended
	March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007
OPERATING REVENUES
Rental	$25,860	81.9%	$26,401	81.7%	$26,109	83.5%	$25,794	83.7%	$24,920	82.6%
Tenant reimbursements and other	5,725	18.1%	5,921	18.3%	5,160	16.5%	5,015	16.3%	5,250	17.4%

	31,585	100.0%	32,322	100.0%	31,269	100.0%	30,809	100.0%	30,170	100.0%

PROPERTY EXPENSES
Property operating	7,073	22.4%	6,482	20.1%	6,813	21.8%	6,288	20.4%	6,752	22.4%
Real estate taxes and insurance	3,027	9.6%	2,810	8.7%	2,933	9.3%	2,829	9.2%	2,634	8.7%

NET OPERATING INCOME	21,485	68.0%	23,030	71.2%	21,523	68.9%	21,692	70.4%	20,784	68.9%

OTHER INCOME (EXPENSE)
General and administrative	(2,701)	8.6%	(2,504)	7.7%	(2,362)	7.6%	(2,621)	8.5%	(2,966)	9.8%
Interest and other income	131	0.4%	196	0.6%	123	0.4%	172	0.6%	194	0.6%

EBITDA	18,915	59.8%	20,722	64.1%	19,284	61.7%	19,243	62.5%	18,012	59.7%

Depreciation and amortization	(9,520)		(10,865)		(9,915)		(10,392)		(9,948)
Interest expense	(9,131)		(9,327)		(9,137)		(8,835)		(8,289)
Gain on early retirement of debt	2,112		—		—		—		—

Income (loss) from continuing operations before minority interests	2,376		530		232		16		(225)

Minority interests	(74)		(17)		(7)		—		5

NET INCOME (LOSS)	$2,302		$513		$225		$16		$(220)

Quarterly Supplemental Disclosure
March 31, 2008
FINANCIAL MEASURES
(unaudited, amounts in thousands, except per share data)

	Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
FUNDS FROM OPERATIONS (“FFO”)

Net income (loss)	$2,302	$513	$225	$16	$(220)
Add back:
Depreciation & amortization of real estate assets[1]	9,520	10,865	9,915	10,392	9,948
Minority interests	74	17	7	—	(5)

FFO	$11,896	$11,395	$10,147	$10,408	$9,723

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO	$11,896	$11,395	$10,147	$10,408	$9,723
Non-cash stock-based compensation	383	306	408	401	314
Gain on early retirement of debt	(2,112)	—	—	—	—
Straight-line rent, net[2]	(230)	(27)	(43)	(113)	(263)
Deferred market rent	(449)	(425)	(412)	(453)	(434)
Non-real estate depreciation[1]	226	192	196	175	198
Debt fair value amortization	(780)	(806)	(799)	(781)	(755)
Amortization of finance costs	321	310	323	232	260
Amortization of discounts	135	141	141	141	141
Tenant improvements[3]	(917)	(1,544)	(1,601)	(1,057)	(711)
Leasing commissions[3]	(587)	(594)	(845)	(561)	(859)
Capital expenditures[3]	(162)	(445)	(528)	(593)	(620)

AFFO	$7,724	$8,503	$6,987	$7,799	$6,994

Total weighted average shares and OP units:
Basic	24,882	24,883	24,880	24,804	24,847
Diluted	24,920	24,996	25,004	25,004	25,093

FFO per share:
FFO per share and unit — basic and diluted	$0.48	$0.46	$0.41	$0.42	$0.39

AFFO per share:
AFFO per share and unit — basic and diluted	$0.31	$0.34	$0.28	$0.31	$0.28

[1]	Most non-real estate depreciation is classified in general and administrative expense.

[2]	Straight-line rent is net of rent abatement and write-off of uncollectible accounts.

[3]	The following first-generation, development and redevelopment costs have been excluded from the calculation of AFFO:

First-generation costs
Tenant improvements	$2,233	$1,322	$1,322	$1,375	$624
Leasing commissions	295	455	468	347	259
Capital expenditures	953	2,662	2,430	1,434	1,146
Development	2,255	3,695	2,825	2,003	2,807
Redevelopment	227	371	245	38	—

	$5,963	$8,505	$7,290	$5,197	$4,836

Quarterly Supplemental Disclosure
March 31, 2008
NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, dollars in thousands)

	Three Months Ended March 31,
	2008	2007
Total base rent	$23,629	$23,994
Tenant reimbursement and other	4,864	5,027
Property operating expenses	(6,034)	(6,400)
Real estate taxes and insurance	(2,805)	(2,546)

Same-property[1] NOI — accrual basis	19,654	20,075

Straight-line revenue, net	(382)	(240)
Deferred market rental revenue	(393)	(451)

Same-property[1] NOI — cash basis	$18,879	$19,384

Change in same-property NOI — accrual basis	-2.1%
Change in same-property NOI — cash basis	-2.6%

Change in Same Property NOI — accrual basis
Rental revenue decrease	$(6)
Tenant reimbursement and other decrease	(163)
Occupancy decrease	(359)
Expense decrease	107

	$(421)

Same property percentage of total portfolio (sf)	89.6%
Analysis of Same Property NOI

	Three Months Ended March 31,
	2008	2007
Total revenues	$31,585	$30,170
Property operating expenses	(7,073)	(6,752)
Real estate taxes and insurance	(3,027)	(2,634)

NOI	21,485	20,784

Less: Non-same property NOI	(1,831)	(709)

Same-property[1] NOI — accrual basis	19,654	20,075

Straight-line revenue, net	(382)	(240)
Deferred market rental revenue	(393)	(451)

Same-property[1] NOI — cash basis	$18,879	$19,384

Change in same-property NOI — accrual basis	-2.1%
Change in same-property NOI — cash basis	-2.6%

[1]	Same property comparisons are based upon those properties owned for the entirety of the periods presented. Same property results exclude the results of the following non same-properties: Crossways Commerce Center (Expansion), John Marshall Highway (Building II), Greenbrier Circle Corporate Center, Greenbrier Technology Center I, Pine Glen, Ammendale Commerce Center, River’s Bend Center II and Annapolis Commerce Park East.

Quarterly Supplemental Disclosure
March 31, 2008
CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except per share amounts)

	March 31, 2008	December 31, 2007
	(unaudited)
Assets

Rental property, net	$979,129	$977,106
Cash and cash equivalents	4,363	5,198
Escrows and reserves	13,862	13,360
Accounts and other receivables, net of allowance for doubtful accounts of $744 and $700, respectively	4,411	4,365
Accrued straight-line rents, net of allowance for doubtful accounts of $51 and $43, respectively	7,211	6,638
Deferred costs, net	12,679	12,377
Prepaid expenses and other assets	6,443	6,525
Intangible assets, net	24,371	26,730

Total assets	$1,052,469	$1,052,299

Liabilities

Mortgage loans	$379,406	$390,072
Exchangeable senior notes, net of discount	109,414	122,797
Senior notes	75,000	75,000
Secured term loan	50,000	50,000
Unsecured revolving credit facility	66,100	38,600
Accounts payable and accrued expenses	13,088	11,450
Accrued interest	5,088	2,776
Rents received in advance	4,349	4,709
Tenant security deposits	5,227	5,422
Deferred market rent	8,504	9,117

Total liabilities	716,176	709,943

Minority interest (redemption value $11,995 and $13,957, respectively)	10,986	11,545

Shareholders’ Equity
Common shares, $0.001 par value, 100,000 common shares authorized; 24,458 and 24,251 shares issued and outstanding, respectively	24	24
Additional paid-in capital	430,611	429,870
Accumulated other comprehensive loss	(296)		—
Dividends in excess of accumulated earnings	(105,032)	(99,083)

Total shareholders’ equity	325,307	330,811

Total liabilities and shareholders’ equity	$1,052,469	$1,052,299

Quarterly Supplemental Disclosure
March 31, 2008
TOTAL MARKET CAPITALIZATION
(unaudited, dollars in thousands)

		Percent of
		Total Market
		Capitalization
Total common shares outstanding	24,458
Operating Partnership (“OP”) units held by third parties	780

Total common shares and OP units	25,238

Market price at March 31, 2008	$15.37

Total equity capitalization	$387,908	36.3%

Debt capitalization
Fixed-rate debt	$563,820	52.8%
Floating-rate debt[1]	116,100	10.9%

Total debt capitalization	$679,920	63.7%

Total market capitalization	$1,067,828	100.0%

[1]	In January 2008, the Company entered into an interest rate swap agreement to fix the underlying interest rate on its $50 million term loan to 2.71%, plus a spread of 0.70% to 1.25%.

Quarterly Supplemental Disclosure
March 31, 2008
SELECTED OPERATING RATIOS
(unaudited, dollars in thousands)

	Three Months Ended
	March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007
COVERAGE RATIO

Interest Coverage Ratio
EBITDA	$18,915		$20,722		$19,284		$19,243		$18,012
Interest Expense	9,131		9,327		9,137		8,835		8,289

	2.07	x	2.22	x	2.11	x	2.18	x	2.17	x

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense	$2,701		$2,504		$2,362		$2,621		$2,966
Real Estate Revenues	31,585		32,322		31,269		30,809		30,170

	8.6%		7.7%		7.6%		8.5%		9.8%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$679,920		$676,469		$664,976		$655,800		$613,711
Total Market Capitalization	1,067,828		1,109,722		1,211,240		1,239,051		1,324,847

	63.7%		61.0%		54.9%		52.9%		46.3%

Quarterly Supplemental Disclosure
March 31, 2008
OUTSTANDING DEBT
(unaudited, dollars in thousands)

	Effective	Principal Balance	Annualized Debt	Maturity	Balance at
Encumbered Properties	Interest Rate	March 31, 2008	Service	Date	Maturity
Fixed Rate Debt

Norfolk Commerce Park II1	5.28%	$7,125	$648	8/7/2008	$7,034

Deer Park Center[1,2] 6900 English Muffin Way[1,2] Gateway Center[1,2] Gateway West[1,2] 4451 Georgia Pacific Boulevard[1,2] 20270 Goldenrod Lane[1,2] 15 Worman’s Mills Court[1,2]
Girard Business Center[1,2]	5.54%	72,953	6,434	9/11/2008	71,825
Girard Place[1,2] Old Courthouse Square[1,2] Patrick Center[1,2] 7561 Lindbergh Drive[1,2] West Park[1,2] Woodlands Business Center[1,2]

Glenn Dale Business Center[1]	5.13%	8,411	780	5/1/2009	8,033
4200 Tech Court[2]	8.07%	1,745	168	10/1/2009	1,705
Park Central I1	5.66%	4,933	519	11/1/2009	4,523
4212 Tech Court	8.53%	1,705	169	6/1/2010	1,654
Park Central II1	5.66%	6,124	638	11/1/2010	5,289
Enterprise Center[1,2]	5.20%	18,606	1,647	12/1/2010	16,712
Indian Creek Court[1,2]	5.90%	13,105	1,162	1/1/2011	11,982
403/405 Glenn Drive[1]	5.50%	8,725	746	7/1/2011	7,807
4612 Navistar Drive[1,2]	5.20%	13,459	1,131	7/11/2011	11,921
Campus at Metro Park [1,2]	5.25%	24,712	2,028	2/11/2012	21,581
1434 Crossways Boulevard Building II1	5.38%	10,452	826	8/5/2012	8,866
Crossways Commerce Center	6.70%	25,285	2,087	10/1/2012	23,313
Newington Business Park Center	6.70%	15,950	1,316	10/1/2012	14,706
Prosperity Business Center[1]	5.75%	3,835	332	1/1/2013	3,242
Aquia Commerce Center I	7.28%	697	165	2/1/2013	42
1434 Crossways Boulevard Building I1	5.38%	8,931	665	3/5/2013	7,597
Linden Business Center[1]	5.58%	7,481	559	10/1/2013	6,596
Owings Mills Business Center[1]	5.75%	5,719	425	3/1/2014	5,066
Annapolis Commerce Park East[1]	6.25%	8,808	665	6/1/2014	8,010

Plaza 500 Van Buren Business Park Rumsey Center
Snowden Center	5.19%	100,000	5,190	8/1/2015	92,223
Greenbrier Technology Center II Norfolk Business Center Alexandria Corporate Park

Hanover Business Center
Hanover Building D1	6.63%	937	161	8/1/2015	13
Hanover Building C1	6.63%	1,335	186	12/1/2017	13

Chesterfield Business Center
Chesterfield Buildings C, D, G and H1	6.63%	2,438	414	8/1/2015	34
Chesterfield Buildings A, B, E and F1	6.63%	2,796	318	6/1/2021	26

Gateway Centre Building I1	5.88%	1,614	239	11/1/2016	—
Airpark Business Center[1]	6.63%	1,525	173	6/1/2021	14

		$379,406	$29,791		$339,827

Convertible Debt
Exchangeable Senior Notes[3]	4.45%	$109,414	$5,000	12/15/2011	$111,250

Senior Unsecured Debt
Series A Notes	6.41%	$37,500	$2,404	6/15/2013	$37,500
Series B Notes	6.55%	37,500	2,456	6/15/2016	37,500

		$75,000	$4,860		$75,000

Total Fixed Rate Debt		$563,820	$39,651		$526,077

Quarterly Supplemental Disclosure
March 31, 2008
OUTSTANDING DEBT CONTINUED
(unaudited, dollars in thousands)

		Principal
	Effective	Balance March 31,	Annualized	Maturity	Balance at
	Interest Rate	2008	Debt Service	Date	Maturity
Floating Rate Debt
Secured Term Loan[4]	LIBOR + 1.10%	50,000	1,902	8/7/2010	50,000
Unsecured Revolving Credit Facility[5,6]	LIBOR + 1.20%	66,100	2,580	4/26/2010	66,100

Total at March 31, 2008		$679,920	$44,133		$642,177

[1]	The balance includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impacts at March 31, 2008 and actual interest rates are:

	Fair Value	Contractual
Property	Impact	Interest Rate
Deer Park through Woodlands Business Center	$389	6.71%
Norfolk Commerce Park II	38	6.90%
4612 Navistar Drive	874	7.48%
Campus at Metro Park	1,531	7.11%
Enterprise Center	1,216	8.03%
Glenn Dale Business Center	233	7.83%
Gateway Centre Building I	84	7.35%
1434 Crossways Boulevard Building I	531	6.25%
1434 Crossways Boulevard Building II	836	7.05%
403 and 405 Glenn Drive	507	7.60%
Linden Business Center	146	6.01%
Owings Mills Business Center	28	5.85%
Prosperity Business Center	60	6.25%
Airpark Business Center	68	7.45%
Hanover Building C	69	7.88%
Hanover Building D	67	8.88%
Chesterfield Buildings A, B, E and F	125	7.45%
Chesterfield Buildings C, D, G and H	148	8.50%
Indian Creek Court	598	7.80%
Park Central I	166	8.00%
Park Central II	364	8.32%
Annapolis Commerce Park East	(226)	5.74%

Total fair value increase	$7,852

[2]	The maturity date on these loans represents the anticipated repayment date of the loans, after which the interest rates on the loans increase.

[3]	In early March 2008, the Company repurchased $13.75 million of its 4.0% Exchangeable Senior Notes.

[4]	In January 2008, the Company entered into a $50 million interest rate swap to hedge its interest rate exposure. The interest rate swap fixes the Company’s underlying interest rate on a $50 million notional balance at 2.71% plus a spread of 0.70% to 1.25% (depending on the Company’s overall leverage level), for a total rate range from 3.41% to 3.96%. The interest rate swap expires in August 2010, concurrent with the maturity of the Company’s $50 million term loan. At March 31, 2008, the effective interest rate on the $50 million notional balance was 3.8%.

[5]	As of March 31, 2008, the borrowing base for the unsecured revolving credit facility included the following properties: 13129 Airpark Road, Virginia Center, Aquia Commerce Center II, Airpark Place, 15395 John Marshall Highway, Gateway West II, Crossways II, Windsor at Battlefield, Reston Business Campus, Cavalier Industrial Park, Gateway Centre (Building II), Enterprise Parkway, Diamond Hill Distribution Center, Linden Business Center (Building I), 1000 Lucas Way, River’s Bend Center, Northridge I & II, Crossways I, Sterling Park Business Center, Sterling Park Land, 1408 Stephanie Way, Davis Drive, Gateway 270, Interstate Plaza, Gateway II, Owings Mills Commerce Center, Greenbrier Circle Corporate Center, Greenbrier Technology Center I, Pine Glen, Ammendale Commerce Center, River’s Bend Center II, Park Central (Building V) and Hanover AB.

[6]	At March 31, 2008, the effective interest rate on the Company’s unsecured revolving credit facility was 3.9%.

Quarterly Supplemental Disclosure
March 31, 2008
NET ASSET VALUE ANALYSIS
(unaudited, in thousands)

	Three Months Ended
	March 31, 2008	Annualized
Income Statement Items

Total Portfolio In-Place Cash NOI
Total GAAP Revenue	$31,585	$126,340
Straight-line and Deferred Market Rents	(1,039)	(4,156)
Management Fee Adjustment	498	1,992
Property Operating Costs	(9,993)	(39,972)

Total Portfolio In-Place Cash NOI	$21,051	$84,204

Total Portfolio Cash NOI @ 94% Occupancy
Total Revenue	$35,838	$143,352
Straight-line and Deferred Market Rents	(1,418)	(5,672)
Property Operating Costs	(10,295)	(41,180)

Total Portfolio Cash NOI	$24,125	$96,500

Balance Sheet Items

Land for Future Development & CIP
Original Cost Basis of Land held for Future Development	$18,510
Original Cost Basis of Development Assets	1,414
Original Cost Basis of Redevelopment Assets[1]	4,610
Construction In Progress	19,412

Total Land for Future Development & CIP	$43,946

Current Quarter Acquisitions
Cost Basis of current quarter acquisitions	$—

Total Current Quarter Acquisitions	$—

Select Balance Sheet Items
Cash and cash equivalents, escrows and reserves	$18,225
Accounts and other receivables, net of allowance	4,411
Prepaid expenses and other assets	6,443
Accounts payable and accrued expenses	(13,088)
Accrued interest	(5,088)
Rents received in advance	(4,349)
Tenant security deposits	(5,227)
Mortgage and Senior Debt, cash principal balances	(672,068)

Total	$(670,741)

[1]	Represents portion of original purchase under redevelopment.

Quarterly Supplemental Disclosure
March 31, 2008
DEBT MATURITY SCHEDULE
(unaudited)

Quarterly Supplemental Disclosure
March 31, 2008
TOP TEN TENANTS
(unaudited)

					Percentage of
					Total
					Annualized	Weighted
		Number			Rental	Average
		of	Total Leased	Total Annualized	Revenue -	Remaining
Ranking	Tenant	Leases	Square Feet	Rental Revenue[1]	Cash Basis	Lease Years
1	U.S. Government	26	631,819	$7,281,907	7.6%	3.1
2	Engineering Solutions	1	236,082	2,993,520	3.1%	9.0
3	EDS	2	220,501	2,576,291	2.7%	3.2
4	Sentara Healthcare	7	234,062	2,064,850	2.1%	6.0
5	FKI Logistex	1	215,085	1,852,988	1.9%	8.5
6	Lockheed Martin Corporation	8	144,790	1,712,548	1.8%	3.3
7	State of Maryland	11	79,012	1,359,232	1.4%	4.5
8	Verizon Virginia, Inc.	6	92,829	1,326,553	1.4%	4.3
9	First Data Corporation	1	117,336	1,290,696	1.3%	5.7
10	Montgomery County	2	57,825	1,255,762	1.3%	7.2

	Subtotal Top 10 Tenants	65	2,029,341	23,714,347	24.6%	4.9
	All Remaining Tenants	738	7,829,423	72,490,275	75.4%	3.9

	Total / Weighted Average	803	9,858,764	$96,204,622	100.0%	3.8

[1]	Annualized rental revenue is based on triple-net equivalent cash basis rental revenue as of March 31, 2008.

Quarterly Supplemental Disclosure
March 31, 2008
PORTFOLIO ANALYSIS
(unaudited)
PORTFOLIO BY MARKET

						Percentage
					Annualized	of
	Number of		Percent	Percent	Base Rent[1] -	Annualized
	Buildings	Square Feet	Leased	Occupied	Cash Basis	Base Rent
Maryland	63	3,234,038	90.0%	89.2%	$31,600,861	32.8%
Baltimore	24	876,830	85.7%	83.2%	9,137,893	9.5%
Suburban MD	39	2,357,208	91.6%	91.5%	22,462,968	23.3%

Northern VA	48	2,973,671	87.3%	85.5%	31,489,090	32.7%

Southern VA	53	5,015,670	86.8%	83.4%	33,114,671	34.5%
Richmond	27	1,761,013	90.7%	88.7%	11,161,209	11.6%
Norfolk	26	3,254,657	84.6%	80.5%	21,953,462	22.9%

Total	164	11,223,379	87.8%	85.6%	$96,204,622	100.0%

PORTFOLIO BY PROPERTY TYPE

						Percentage
					Annualized	of
	Number of		Percent	Percent	Base Rent[1] -	Annualized
	Buildings	Square Feet	Leased	Occupied	Cash Basis	Base Rent
Industrial	31	4,073,004	87.3%	86.7%	$28,716,335	29.8%
Business Park	127	6,713,909	88.0%	84.7%	62,815,719	65.3%
Office	5	235,116	89.5%	89.5%	3,515,583	3.7%
Retail	1	201,350	91.8%	91.8%	1,156,985	1.2%

Total	164	11,223,379	87.8%	85.6%	$96,204,622	100.0%

PORTFOLIO BY LEASE TYPE

			Percentage
	Number of		of Leased
	Leases	Square Feet[2]	Portfolio
Triple net	524	7,099,677	72.0%
Industrial gross	82	704,103	7.2%
Full service	197	2,054,984	20.8%

Total	803	9,858,764	100.0%

[1]	Triple-net equivalent.

[2]	Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
March 31, 2008
MARKET CONCENTRATION
(unaudited)
Market Concentration by Square Footage

	Maryland			Northern VA	Southern VA
	Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal	Total
Industrial	—	8.1%	8.1%	13.7%	5.7%	9.1%	14.8%	36.6%
Business Park	7.0%	10.1%	17.1%	13.0%	10.1%	20.2%	30.3%	60.4%
Office	—	1.2%	1.2%	—	—	—	—	1.2%
Retail	—	1.8%	1.8%	—	—	—	—	1.8%

Total	7.0%	21.2%	28.2%	26.7%	15.8%	29.3%	45.1%	100.0%

Market Concentration by Annualized Rent

	Maryland			Northern VA	Southern VA
	Baltimore	Suburban MD	Subtotal		Richmond	Norfolk	Subtotal	Total
Industrial	—	6.6%	6.6%	16.8%	3.6%	3.3%	6.9%	30.3%
Business Park	8.0%	13.9%	21.9%	16.5%	8.2%	19.9%	28.1%	66.5%
Office	—	2.0%	2.0%	—	—	—	—	2.0%
Retail	—	1.2%	1.2%	—	—	—	—	1.2%

Total	8.0%	23.7%	31.7%	33.3%	11.8%	23.2%	35.0%	100.0%

Quarterly Supplemental Disclosure
March 31, 2008
LEASE EXPIRATIONS
(unaudited)

		Gross Leased Area		Annualized Cash Rental Revenue
	Number of					Average
	Leases	Square	Percent		Percent of	Base Rent
	Expiring	Footage	of Total	Amount	Total	per Sq. Ft.[1]
Year of Lease Expiration

MTM	9	81,287	0.8%	$1,025,675	1.1%	$12.62
2008	124	912,157	9.3%	8,009,636	8.3%	8.78
2009	145	1,623,622	16.5%	14,402,177	15.0%	8.87
2010	139	1,441,618	14.6%	14,725,664	15.3%	10.21
2011	140	2,174,707	22.1%	18,547,962	19.3%	8.53
2012	98	834,958	8.5%	9,577,977	10.0%	11.47
2013	55	821,377	8.3%	9,913,562	10.3%	12.07
Thereafter	93	1,969,038	19.9%	20,001,969	20.7%	10.16

Total	803	9,858,764	100.0%	$96,204,622	100.0%	$9.76

[1]	Triple-net equivalent.

[2]	The Company treats leases that expire on the last day of the quarter as leased square footage since the tenant is contractually entitled to the space. Of the 74,687 square feet of leases that expired on 3/31/2008, 26,650 square feet were renewed, 30,048 square feet were moved out and 17,989 square feet were heldover.

Quarterly Supplemental Disclosure
March 31, 2008
LEASE EXPIRATIONS — CURRENT AND NEXT FOUR QUARTERS
(unaudited)

		Gross Leased Area		Annualized Cash Rental Revenue
	Number of					Average Base
	Leases	Square	Percent		Percent of	Rent per Sq.
	Expiring	Footage	of Total	Amount	Total	Ft.[1]
Quarter of Lease Expiration
2008 - Q1[2]	11	74,687	6.6%	$593,334	5.9%	$7.94
2008 - Q2	31	306,235	27.2%	3,219,702	31.9%	10.51
2008 - Q3	36	145,181	12.9%	1,546,380	15.3%	10.65
2008 - Q4	46	386,054	34.3%	2,650,220	26.3%	6.86
2009 - Q1	38	214,793	19.0%	2,073,358	20.6%	9.65

Total	162	1,126,950	100.0%	$10,082,994	100.0%	$8.95

[1]	Triple-net equivalent.

[2]	The Company treats leases that expire on the last day of the quarter as leased square footage since the tenant is contractually entitled to the space. Of the 74,687 square feet of leases that expired on 3/31/2008, 26,650 square feet were renewed, 30,048 square feet were moved out and 17,989 square feet were heldover.

Quarterly Supplemental Disclosure
March 31, 2008
PORTFOLIO BY SIZE
(unaudited)

					% of
Square Feet Under	Number	Leased Square	% of Total	Annualized Base	Annualized	Revenue per
Lease	of Leases	Feet	Square Feet	Rent[1]	Rent	SF
0-4,999	381	944,531	9.6%	$11,426,949	11.9%	$12.10
5,000-9,999	173	1,221,364	12.4%	13,326,537	13.9%	10.91
10,000-14,999	85	1,020,993	10.4%	11,556,807	12.0%	11.32
15,000-19,999	43	728,564	7.4%	7,228,897	7.5%	9.92
20,000-24,999	27	603,315	6.1%	6,200,761	6.4%	10.28
25,000-29,999	21	564,302	5.7%	7,460,780	7.8%	13.22
30,000-34,999	17	548,111	5.6%	4,571,459	4.8%	8.34
35,000-39,999	11	405,202	4.1%	2,874,447	3.0%	7.09
40,000-44,999	6	249,770	2.5%	2,331,142	2.4%	9.33
45,000-49,999	10	467,199	4.7%	3,990,928	4.1%	8.54
50,000-54,999	2	107,483	1.1%	1,519,521	1.6%	14.14
55,000-59,999	2	114,805	1.2%	1,718,141	1.8%	14.97
60,000-64,999	4	246,072	2.5%	3,063,411	3.2%	12.45
65,000-69,999	2	135,321	1.4%	607,784	0.6%	4.49
70,000-74,999	1	70,460	0.7%	479,713	0.5%	6.81
75,000-79,999	1	76,800	0.8%	487,680	0.5%	6.35
85,000-89,999	1	87,120	0.9%	370,260	0.4%	4.25
90,000-94,999	1	94,950	1.0%	559,256	0.6%	5.89
100,000-104,999	1	104,218	1.1%	1,158,424	1.2%	11.12
115,000-119,999	3	348,619	3.5%	3,166,033	3.3%	9.08
120,000-124,999	5	608,301	6.2%	4,240,049	4.4%	6.97
125,000-129,999	1	127,108	1.3%	603,763	0.6%	4.75
130,000-134,999	1	134,589	1.4%	585,462	0.6%	4.35
155,000-159,999	1	158,400	1.6%	1,067,964	1.1%	6.74
215,000-219,999	1	215,085	2.1%	1,852,988	1.9%	8.62
235,000-239,999	2	476,082	4.7%	3,755,466	3.9%	7.89

Total	803	9,858,764	100.0%	$96,204,622	100.0%	$9.76

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
March 31, 2008
LAND AND PROPERTIES AVAILABLE FOR DEVELOPMENT OR REDEVELOPMENT
(unaudited, dollars in thousands)

		Square Feet
	Developable	Under			Estimated	Estimated
	Building	Development			Date In	Stabilization	Expected
	Square Feet	/Redevelopment	Projected Cost	Cost to Date	Service	Date	Return
MARYLAND

Assets Under Development/Redevelopment
Ammendale Business Park[1]	76,292	76,292	$2,700	$184	Q2-2008	Q1-2009	9%
Gateway 270[1]	54,967	54,967	500	100	Q2-2008	Q1-2009	10%
Snowden Center	4,500	4,500	1,000	643	Q2-2008	Q1-2009	12%

	135,759	135,759	4,200	927

Additional Developable Land
Glenn Dale Business Center	200,000
4612 Navistar Drive	50,000

	250,000

Total	385,759

NORTHERN VIRGINIA

Assets Under Development/Redevelopment
Sterling Park Business Center	57,900	57,900	9,700	4,505	Q2-2008	Q1-2009	9%

Additional Developable Land
Sterling Park Business Center	392,100
Plaza 500	200,000
Linden Business Center	32,400

	624,500

Total	682,400

SOUTHERN VIRGINIA

Assets Under Development/Redevelopment
Enterprise Parkway[1]	85,221	70,833	4,700	212	Q2-2008	Q3-2009	10%

Additional Developable Land
River’s Bend Center	600,000
Chesterfield Business Center	35,700
Greenbrier Business Center	36,000
Norfolk Commerce Park	17,500

	689,200

Total	774,421

Grand Total	1,842,580	264,492	$18,600	$5,644

COMPLETED DEVELOPMENT OR REDEVELOPMENT PLACED IN SERVICE IN Q1 2008

	Completed	Square Feet	Total	Date Placed	Expected
	Square Feet	Not Placed in Service	Cost	In Service	Return
403/405 Glenn Drive[1]	12,744	—	$461	Q1-2008	10%
Enterprise Parkway	14,388	—	43	Q1-2008	10%
Gateway Centre[1]	4,846	—	108	Q1-2008	10%

	31,978	—	$612

SUBSTANTIALLY COMPLETED DEVELOPMENT / REDEVELOPMENT TO BE PLACED IN SERVICE IN 2008

				Estimated
	Completed	Square Feet	Total	Date Placed	Expected
	Square Feet	Not Placed in Service	Cost	In Service	Return
Cavalier Industrial Park	96,000	96,000	$5,900	Q4-2008	9%
Crossways Commerce Center I [2]	44,912	22,412	5,100	Q4-2008	11%

	140,912	118,412	$11,000

[1]	Redevelopment of existing structure.

[2]	Pre-Leasing of 22,500 square feet has commenced and was placed into service as of November 12, 2007.

Quarterly Supplemental Disclosure
March 31, 2008
LEASING ANALYSIS
(unaudited)

Three Months Ended
Leasing Production[1]	March 31, 2008

New and Renewal Leases
Square footage of new and renewal leases	939,505
Number of new and renewal leases commencing	76

Expired/Early Renewal/Terminated leases
Square footage of expired/early renewal leases	703,829
Square footage of terminated leases	118,289

Total — expired/early renewal/terminated leases	822,118

Signed in advance of existing tenant’s lease expiration	25,227
Commencement of previous advance leases	—
Pre-Leasing	—

Net Absorption	92,160

New Leases
New square footage	339,426
Number of new leases commencing	36
Rental Change — Cash[2]
New base rent	$7.99
Percentage change in base rent	7.7%
Rental Change — GAAP[2]
New base rent	$9.10
Percentage change in base rent	23.4%
Average capital cost per square foot[3]	$5.85
Average downtime between leases (months)	7.7
Average lease term (months)	77.1

Renewal Leases
Square footage of renewal leases	600,079
Number of renewal leases commencing	40
Retention rate	85%

Suburban MD	68%
Northern VA	69%
Southern VA	93%

Rental Change — Cash
New base rent	$9.74
Expiring base rent	$9.20
Percentage change in base rent	5.9%
Rental Change — GAAP
New base rent	$10.19
Expiring base rent	$9.36
Percentage change in base rent	8.8%

Average capital cost per square foot	$3.16
Average lease term (months)	56.7

[1]	Includes 211,440 square feet of leases and associated costs for leases signed in Q1 2008. Of the total, 211,440 square feet will commence in Q2 2008.

[2]	Quarter lease comparison based on 22 leases totaling 248,189 square feet.

[3]	Includes first and second generation TI costs.

Quarterly Supplemental Disclosure
March 31, 2008
MARYLAND REGION
(unaudited)

						Leased at	Occupied at
		Property		Square	Annualized Cash	March 31,	March 31,
Property	Buildings	Type[1,2]	Location	Footage	Basis Rent[3]	2008	2008
SUBURBAN MD

Frederick
15 Worman’s Mill Court	1	BP	Frederick	39,966	$380,113	100.0%	100.0%
Frederick Industrial Park[4]	3	I	Frederick	550,545	4,156,139	97.3%	97.3%
Patrick Center	1	Office	Frederick	66,794	1,115,471	78.7%	78.7%
West Park	1	Office	Frederick	28,889	362,585	94.5%	94.5%

I-270 Corridor
20270 Goldenrod Lane	1	BP	Germantown	24,468	287,000	96.1%	96.1%
7561 Lindbergh Drive	1	I	Gaithersburg	36,000	318,733	100.0%	100.0%
Airpark Place	3	BP	Gaithersburg	82,178	707,650	66.6%	66.6%
Campus at Metro Park	4	BP	Rockville	190,238	3,909,469	100.0%	100.0%
Gateway 270	6	BP	Clarksburg	200,493	2,557,099	95.5%	95.5%
Gateway Center	2	BP	Gaithersburg	44,307	624,707	96.5%	96.5%
Girard Business Park[5]	7	BP	Gaithersburg	298,961	2,565,537	89.4%	89.4%

Beltsville

Ammendale Business Park[6]	6	BP	Beltsville	239,062	2,131,286	70.0%	68.6%

Other
Glenn Dale Business Center	1	I	Glenn Dale	315,826	1,751,469	100.0%	100.0%
Old Courthouse Square	1	Retail	Martinsburg, WV	201,350	1,156,985	91.8%	91.8%
Woodlands Business Center	1	Office	Largo	38,131	438,725	79.8%	79.8%

Total	39			2,357,208	22,462,968	91.6%	91.5%

BALTIMORE

Owings Mills
Owings Mills Business Park[7]	6	BP	Owings Mills	219,812	2,503,410	93.5%	84.4%

Columbia
Rumsey Center	4	BP	Columbia	134,296	1,287,825	85.0%	85.0%
Snowden Center	4	BP	Columbia	140,188	1,604,914	78.8%	77.2%

Other
Deer Park	4	BP	Randallstown	171,125	1,100,333	78.6%	78.6%
Gateway West	4	BP	Westminster	110,107	1,042,610	79.2%	79.2%
Annapolis Commerce Park East	2	Office	Annapolis	101,302	1,598,801	98.8%	98.8%

Total	24			876,830	9,137,893	85.7%	83.2%

Grand Total	63			3,234,038	$31,600,861	90.0%	89.2%

[1]	I =Industrial.

[2]	BP = Business Park.

[3]	Triple-net equivalent.

[4]	Frederick Industrial Park consists of the following properties: 4451 Georgia Pacific Boulevard, 4612 Navistar Drive and 6900 English Muffin Way.

[5]	Girard Business Park consists of the following properties: Girard Business Center and Girard Place.

[6]	Ammendale Business Park consists of the following properties: Ammendale Commerce Center and Indian Creek Court.

[7]	Owings Mills Business Park consists of the following properties: Owings Mills Business Center and Owings Mills Commerce Center.

Quarterly Supplemental Disclosure
March 31, 2008
MARYLAND REGION
LEASE EXPIRATIONS
(unaudited)

				% of
	SF of			Annual	Base
Year of Lease	Expiring	% of	Annual Base	Base	Rent[1] per
Expiration	Leases	Total SF	Rent[1]	Rent	SF
Vacant	322,411	10.0%	$—	—	$—
MTM	37,293	1.2%	677,179	2.1%	18.16
2008	297,281	9.2%	3,239,185	10.3%	10.90
2009	409,333	12.7%	3,687,243	11.7%	9.01
2010	483,954	15.0%	4,219,365	13.4%	8.72
2011	481,534	14.9%	4,353,281	13.8%	9.04
2012	367,592	11.4%	4,911,834	15.5%	13.36
2013	92,519	2.9%	1,162,750	3.7%	12.57
2014	155,101	4.8%	2,425,875	7.7%	15.64
2015	158,180	4.9%	2,825,324	8.9%	17.86
2016	263,024	8.1%	2,387,728	7.6%	9.08
2017	74,559	2.2%	1,050,783	3.3%	14.09
2018+	91,257	2.7%	660,314	2.0%	7.24

Total	3,234,038	100.0%	$31,600,861	100.0%	$10.85

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
March 31, 2008
NORTHERN VIRGINIA REGION
(unaudited)

						Leased at	Occupied at
		Property		Square	Annualized Cash	March 31,	March 31,
Property	Buildings	Type[1,2]	Location	Footage	Basis Rent[3]	2008	2008
Alexandria
Alexandria Corporate Park	1	I	Alexandria	271,688	$4,247,731	95.7%	95.7%
Interstate Plaza	1	I	Alexandria	109,081	—	0.0%	0.0%
Plaza 500	2	I	Alexandria	504,089	5,362,714	96.8%	95.4%

Manassas
Gateway Centre	3	BP	Manassas	100,559	842,863	74.1%	66.3%
Linden Business Center	3	BP	Manassas	109,118	881,755	60.6%	60.6%
Windsor at Battlefield	2	BP	Manassas	153,510	1,883,575	100.0%	83.5%

Reston/Herndon
Herndon Corporate Center	4	BP	Herndon	127,433	1,188,204	60.6%	60.6%
Van Buren Business Park	5	BP	Herndon	108,047	1,506,114	88.4%	77.8%
Reston Business Campus	4	BP	Reston	82,584	1,112,087	93.9%	93.9%

Sterling
Sterling Park Business Center[4]	5	BP	Sterling	379,085	3,373,994	87.9%	87.9%

Chantilly
Lafayette Business Park[5]	6	BP	Chantilly	252,308	3,102,865	80.9%	80.9%

Other
13129 Airpark Road	1	I	Culpeper	149,795	827,516	100.0%	100.0%
15395 John Marshall Highway	1	I	Haymarket	236,082	2,993,520	100.0%	100.0%
Newington Business Park Center	7	I	Lorton	254,242	2,457,430	95.5%	95.5%
Prosperity Business Center	1	BP	Merrifield	71,562	829,283	100.0%	100.0%
Aquia Commerce Center I & II	2	BP	Stafford	64,488	879,439	100.0%	100.0%

Total	48			2,973,671	$31,489,090	87.3%	85.5%

[1]	I = Industrial.

[2]	BP = Business Park.

[3]	Triple-net equivalent.

[4]	Sterling Park Business Center consists of the following properties: 403/405 Glenn Drive, Davis Drive and Sterling Park Business Center.

[5]	Lafayette Business Park consists of the following properties: Enterprise Center and Tech Court.

Quarterly Supplemental Disclosure
March 31, 2008
NORTHERN VIRGINIA REGION
LEASE EXPIRATIONS
(unaudited)

				% of
	SF of			Annual	Base
Year of Lease	Expiring	% of	Annual Base	Base	Rent[1] per
Expiration	Leases	Total SF	Rent[1]	Rent	SF
Vacant	378,959	12.7%	$—	—	$—
MTM	33,044	1.1%	287,835	0.9%	8.71
2008	201,078	6.8%	1,937,724	6.2%	9.64
2009	441,199	14.8%	5,032,895	16.0%	11.41
2010	521,767	17.5%	6,532,690	20.7%	12.52
2011	340,472	11.4%	4,305,809	13.7%	12.65
2012	223,041	7.5%	2,389,124	7.6%	10.71
2013	268,023	9.0%	4,304,190	13.7%	16.06
2014	151,182	5.1%	1,257,633	4.0%	8.32
2015	132,976	4.5%	1,506,543	4.8%	11.33
2016	45,848	1.6%	941,126	3.0%	20.53
2017	236,082	8.0%	2,993,521	9.4%	12.68

Total	2,973,671	100.0%	$31,489,090	100.0%	$12.14

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
March 31, 2008
SOUTHERN VIRGINIA REGION
(unaudited)

					Annualized	Leased at	Occupied at
		Property		Square	Cash Basis	March 31,	March 31,
Property	Buildings	Type[1,2]	Location	Footage	Rent[3]	2008	2008
RICHMOND

North
Virginia Center	1	BP	Glen Allen	119,446	$1,253,749	95.0%	95.0%
Northridge I, II	2	I	Ashland	140,390	670,672	83.3%	83.3%
Hanover Business Center	4	BP	Ashland	183,213	1,047,345	92.1%	92.1%
Park Central	3	BP	Richmond	204,280	2,026,486	87.5%	87.5%

South
River’s Bend Center[4]	6	I	Chester	795,037	4,156,447	89.9%	87.0%
Chesterfield Business Center[5]	11	BP	Richmond	318,647	2,006,510	95.6%	91.9%

Total	27			1,761,013	11,161,209	90.7%	88.7%

NORFOLK

Crossways
Crossways Commerce Center[6]	9	BP	Chesapeake	1,060,185	10,032,860	95.7%	88.5%

Greenbrier
Greenbrier Business Center[7]	4	BP	Chesapeake	404,811	3,791,259	91.1%	85.1%

Chesapeake
1400 Cavalier Boulevard	3	I	Chesapeake	300,083	1,241,469	100.0%	100.0%
Diamond Hill Distribution Center	4	I	Chesapeake	712,550	1,923,553	64.9%	62.5%

Hampton
1000 Lucas Way	2	BP	Hampton	182,175	1,153,995	91.5%	91.5%
Enterprise Parkway	1	BP	Hampton	333,150	1,640,463	65.3%	61.0%

Norfolk
Norfolk Commerce Park[8]	3	BP	Norfolk	261,703	2,169,864	85.8%	85.0%

Total	26			3,254,657	21,953,463	84.6%	80.5%

Grand Total	53			5,015,670	$33,114,672	86.8%	83.4%

[1]	I = Industrial.

[2]	BP = Business Park.

[3]	Triple-net equivalent.

[4]	River’s Bend Center consists of the following properties: River’s Bend Center and River’s Bend Center II.

[5]	Chesterfield Business Center consists of the following properties: Airpark Business Center, Chesterfield Business Center and Pine Glen.

[6]	Crossways Commerce Center consists of the following properties: Coast Guard Building, Crossways Commerce Center I, Crossways Commerce Center II, Crossways I, Crossways II, 1434 Crossways Boulevard and 1408 Stephanie Way.

[7]	Greenbrier Business Center consists of the following properties: Greenbrier Technology Center I, Greenbrier Technology Center II and Greenbrier Circle Corporate Center.

[8]	Norfolk Commerce Park consists of the following properties: Norfolk Business Center, Norfolk Commerce Park II and Gateway II.

Quarterly Supplemental Disclosure
March 31, 2008
SOUTHERN VIRGINIA REGION
LEASE EXPIRATIONS
(unaudited)

	SF of			% of
Year of Lease	Expiring	% of	Annual Base	Annual	Base Rent[1]
Expiration	Leases	Total SF	Rent[1]	Base Rent[1]	per SF
Vacant	663,245	13.2%	$—	—	$—
MTM	10,950	0.2%	60,661	0.2%	5.54
2008	413,798	8.3%	2,832,727	8.6%	6.85
2009	773,090	15.4%	5,682,038	17.2%	7.35
2010	435,897	8.7%	3,973,609	12.0%	9.12
2011	1,352,701	27.0%	9,888,872	29.9%	7.31
2012	244,325	4.9%	2,277,019	6.9%	9.32
2013	460,835	9.2%	4,446,622	13.4%	9.65
2014	80,507	1.6%	628,989	1.9%	7.81
2015	51,241	1.0%	372,721	1.1%	7.27
2016	134,589	2.7%	585,462	1.7%	4.35
2017	144,435	2.9%	734,609	2.2%	5.09
2018+	250,057	4.9%	1,631,343	4.9%	6.52

Total	5,015,670	100.0%	$33,114,672	100.0%	$7.61

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
March 31, 2008
MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES
Investors and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.
The Company believes FFO, NOI, EBITDA and AFFO are appropriate measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.
Net Operating Income
Management believes that NOI is a useful measure of the Company’s property operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s property and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of property performance in the real estate industry.
However, NOI should not be viewed as a measure of the Company’s overall financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.
EBITDA
Management believes that EBITDA is a useful measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.

Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.
FFO
Management believes that FFO is a useful measure of the Company’s operating performance. The Company computes FFO as defined by the National Association of Real Estate Investment Trusts, or NAREIT, which states FFO should represent net income (loss) before minority interest (computed in accordance with GAAP) plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures and excluding gain on sale of property. Further, other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.
Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.
Adjusted Funds From Operations
Management believes that AFFO is a useful measure of the Company’s liquidity. The Company computes AFFO by adding to FFO equity based compensation expense and the non-cash amortization of deferred financing costs and non-real estate depreciation, and then subtracting cash paid for any recurring tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents, deferred market rent and debt fair value amortization.
First generation costs include tenant improvements, leasing commissions and capital expenditures that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use. The Company also excludes development and redevelopment related expenditures. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.